                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 12, 2003


                               EDISON SCHOOLS INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                        000-27817                           13-3915075
(Jurisdiction of Incorporation)     (Commission File Number)      (IRS Employer Identification Number)

                          521 FIFTH AVENUE, 11TH FLOOR
                            NEW YORK, NEW YORK 10175
              (Address of registrant's principal executive office)

                                 (212) 419-1060
                         (Registrant's telephone number)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 12, 2003, Edison Schools Inc. (the "Company") issued a press release regarding its financial results for the fiscal year ended June 30, 2003. A copy of the press release was previously furnished with the Form 8-K filed by the Company on September 12, 2003. On the same day, the Company also conducted a public conference call for investors and analysts regarding the Company's financial results for the fiscal year ended June 30, 2003. A transcript of that conference call is attached hereto as Exhibit 99.1 and incorporated by reference herein. An audio replay of the conference call is also available at the Company's website, www.edisonschools.com. The information provided in this report and in the exhibits hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

The attached transcript contains information about EBITDA, a non-GAAP financial measure. EBITDA is defined as net income (loss) before income tax expense (benefit), interest expense, interest income, depreciation and amortization. The most directly comparable GAAP financial measure to EBITDA is net income (loss). A reconciliation of EBITDA to net loss is contained in the press release filed with the 8-K filed on September 12, 2003, which is incorporated herein by reference.

You should not consider EBITDA in isolation from, or as a substitute for, net income (loss), cash flows from operating activities and other consolidated income or cash flow statement data prepared in accordance with GAAP, or as a measure of profitability or liquidity. EBITDA is presented because management believes that it could be useful for investors in assessing operating performance and performance relative to financial obligations. Additionally, EBITDA is a measure commonly used by financial analysts because of its usefulness in evaluating operating performance. EBITDA, as used by the Company, is not necessarily comparable with similarly titled measures of other companies because all companies do not calculate EBITDA in the same fashion.

                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION
-------     -----------
99.1        Transcript of conference call on financial results of Edison Schools
            Inc. conducted on September 12, 2003

99.2        Press Release, dated September 12, 2003, issued by Edison Schools
            Inc. is incorporated herein by reference to the Current Report on Form 8-K of Edison Schools Inc. filed on September 12, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EDISON SCHOOLS INC.

                                            By: /s/ Christopher J. Scarlata
                                                -------------------------------
                                                Christopher J. Scarlata
                                                Chief Financial Officer


Dated: September 12, 2003